Fresh Start Accounting	11 Months Ended
Dec. 31, 2021
Noble Finance Company [Member]
Fresh Start Accounting
Note 3—Fresh Start Accounting
In connection with our emergence from bankruptcy and in accordance with ASC 852, Noble and Finco qualified for and applied fresh start accounting on the Effective Date. Noble and Finco were required to apply fresh start accounting because (i) the holders of existing Legacy Noble voting shares received less than 50% of the voting shares of the Successor, and (ii) the reorganization value of Noble’s and Finco’s assets, each of which approximated $1.7 billion, immediately prior to confirmation of the Plan was less than the corresponding post-petition liabilities and allowed claims, each of which approximated $4.0 billion. Applying fresh start accounting resulted in new reporting entities with no beginning retained earnings or accumulated deficit. Accordingly, our financial statements and notes after the Effective Date are not comparable to our financial statements and notes on and to prior to that date.
With the application of fresh start accounting, we allocated the reorganization value to our individual assets and liabilities (except for deferred income taxes) based on their estimated fair values in conformity with ASC Topic 805, Business Combinations. The amount of deferred taxes was determined in accordance with ASC Topic 740, Income Taxes and ASC 852. The Effective Date fair values of our assets and liabilities differed materially from their recorded values as reflected on the historical balance sheets.
As described in “Note 1—Organization and Significant Accounting Policies,” Noble and Finco are referred to as Successor, as the context requires, and includes the financial position and results of operations of the reorganized Noble and Finco subsequent to February 5, 2021. References to Predecessor relate to the financial position and results of operations of Legacy Noble and Finco prior to, and including, February 5, 2021.
Reorganization Value and Valuation of Assets
The reorganization value represents the fair value of the Successor’s and Finco’s total assets and was derived from the enterprise value, which represents the estimated fair value of an entity’s long-term debt and equity. As set forth in the Plan, the enterprise value of the reorganized Debtors was estimated to be in the range of $1.1 billion to $1.6 billion with a midpoint of $1.3 billion. The enterprise value range was determined by using a discounted cash flow analysis and a peer group trading analysis, excluding unrestricted cash at emergence. Based on the estimates and assumptions discussed above, we estimated the enterprise value to be the midpoint of the range of estimated enterprise value of $1.3 billion.
The following table reconciles the enterprise value to the Successor equity as of the Effective Date:

February 5, 2021
Enterprise Value	$1,300,300
Plus: Cash and cash equivalents	111,968
Less: Fair value of debt	(393,500)

Fair Value of Successor Equity	$1,018,768

The following table reconciles the enterprise value to the reorganization value as of the Effective Date:

February 5, 2021
Enterprise Value	$1,300,300
Plus: Cash and cash equivalents	111,968
Plus: Non-interest bearing current liabilities	185,410
Plus: Non-interest bearing non-current liabilities	108,268

Reorganization value of Successor assets	$1,705,946

With the assistance of financial advisors, we determined the enterprise and corresponding equity value of the Successor by calculating the present value of future cash flows based on our financial projections. The enterprise value and corresponding equity value are dependent upon achieving future financial results set forth in our valuations, as well as the realization of certain other assumptions. All estimates, assumptions, valuations and financial projections, including the fair value adjustments, the enterprise value and equity value projections, are inherently subject to significant uncertainties and the resolution of contingencies beyond our control. Accordingly, the estimates, assumptions, valuations or financial projections may not be realized and actual results could vary materially.
Valuation Process
Under the application of fresh start accounting and with the assistance of valuation experts, we conducted an analysis of the Consolidated Balance Sheet to determine if any of the Company’s net assets would require a fair value adjustment as of the Effective Date. The results of our analysis indicated that our principal assets, which include mobile offshore drilling units, certain intangibles and debt issued at emergence would require a fair value adjustment on the Effective Date. The rest of the Company’s net assets were determined to have carrying values that approximated fair value on the Effective Date. Further details regarding the valuation process is described further below.
Property, Plant and Equipment
The valuation of the Company’s mobile offshore drilling units and other related tangible assets was determined by using a combination of (1) the discounted cash flows expected to be generated from our drilling assets over their remaining useful lives and (2) the cost to replace our drilling assets, as adjusted by the current market for similar offshore drilling assets. Assumptions used in our assessment included, but were not limited to, future marketability of each unit in light of the current market conditions and its current technical specifications, timing of future contract awards and expected operating dayrates, operating costs, utilization rates, tax rates, discount rate, capital expenditures, market values, weighting of market values, reactivation costs, estimated economic useful lives and, in certain cases, our belief that a drilling unit is no longer marketable and is unlikely to return to service in the near to medium term. We included an allocation for corporate overhead when calculating the discounted cash flows expected to be generated from our drilling assets over their remaining useful lives. The cash flows were discounted at our weighted average cost of capital (“WACC”), which was derived from a blend of our after-tax
cost of debt and our cost of equity, and computed using public share price information for similar offshore drilling market participants, certain US Treasury rates, and certain risk premiums specific to the Company.
The valuation of our remaining property and equipment, including owned real estate, construction in progress assets, and other equipment essential to our operations, was determined utilizing a combination of replacement cost and market valuation approaches. Specifically, the land was valued using a sales comparison method of the market approach, in which we utilized recent sales of comparable properties to estimate the fair value on a US Dollar per acre basis. The remaining property and equipment were valued using a cost approach, in which we estimated the replacement cost of the assets and applied adjustments for physical depreciation and obsolescence, where applicable, to arrive at a fair value.
Intangible Assets
At emergence, we held contracts for drilling services related to certain long-term contracts. Given the contract dayrates relative to market dayrates at the Effective Date, we determined the contracts represent favorable contract intangible assets. Based on a discounted cash flow analysis utilizing the dayrate differential between current market dayrates and the contract dayrates, and a risk-adjusted discount rate of 17%, we determined the aggregate fair value of our contracts for these certain contracts to be $113.4 million above the fair value of the contracts if they were priced at current market dayrates on the Effective Date. The dayrate differential on these contracts as compared to prior years was primarily driven by the combination of continued market oversupply of offshore drilling units, the volatility in oil and gas price and the unprecedented crude product consumption levels experienced in 2020.
Debt
The valuations of the Company’s Revolving Credit Facility and Second Lien Notes were based on relevant market data as of the Effective Date and the terms of each of the respective instruments. Considering the interest rates and implied yields for the Revolving Credit Facility and Second Lien Notes were within a range of comparable market yields (with considerations for term and seniority), fair value adjustments were recorded relating to each of the instruments.
Successor Warrants
On the Effective Date, the Company issued Tranche 1 Warrants and Tranche 2 Warrants to certain former bondholders as part of the settlement of their pre-petition
claims. The Company also issued Tranche 3 Warrants to holders of the Predecessor’s ordinary shares. The fair values of the warrants on the Effective Date were determined using an options pricing model while considering the contractual terms for each respective tranche, including the mandatory exercise provisions related to Tranche 1 Warrants and Tranche 2 Warrants. The key market data assumptions for the options pricing model are the estimated volatility and the risk-free rate. The volatility assumption was estimated using market data for similar offshore drilling market participants with consideration for differences in size and leverage. The risk-free rate assumption was based on US Constant Maturity Treasury rates as of the Effective Date.
Consolidated Balance Sheet at Emergence
The adjustments set forth in the following Consolidated Balance Sheet as of February 5, 2021 reflect the consummation of the transactions contemplated by the Plan and carried out by the Company (“Reorganization Adjustments”) and the fair value adjustments as a result of the application of fresh start accounting (“Fresh Start Adjustments”). The explanatory notes provide additional information with regard to the adjustments recorded, the methods used to determine fair values and significant assumptions or inputs.
The following table reflects the reorganization and application of ASC 852 on our consolidated balance sheet as of February 5, 2021:

	Predecessor	Reorganization Adjustments			Fresh Start Adjustments			Successor
ASSETS
Current assets
Cash and cash equivalents	$317,962	$(205,994)	(a	)	$—			$111,968
Accounts receivable, net	189,207	—			—			189,207
Taxes receivable	32,556	—			—			32,556
Prepaid expenses and other current assets	63,056	(20,302)	(b	)	(10,073)	(m	)	32,681

Total current assets	602,781	(226,296)			(10,073)			366,412

Intangible assets	—	—			113,389	(n	)	113,389
Property and equipment, at cost	4,787,661	—			(3,631,936)	(o	)	1,155,725
Accumulated depreciation	(1,221,033)	—			1,221,033	(o	)	—

Property and equipment, net	3,566,628	—			(2,410,903)			1,155,725

Other assets	69,940	10,983	(c	)	(10,503)	(m	)	70,420

Total assets	$4,239,349	$(215,313)			$(2,318,090)			$1,705,946

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$89,215	$(7,266)	(d	)	$—			$81,949
Accrued payroll and related costs	35,615	—			—			35,615
Taxes payable	34,211	—			—			34,211
Other current liabilities	64,943	21,305	(e	)	(52,613)	(m	)	33,635

Total current liabilities	223,984	14,039			(52,613)			185,410

Long-term debt	—	352,054	(f	)	41,446	(p	)	393,500
Deferred income taxes	9,303	(17,328)	(g	)	29,550	(q	)	21,525
Other liabilities	108,489	4,659	(h	)	(26,405)	(m	)	86,743
Liabilities subject to compromise	4,143,812	(4,143,812)	(i	)	—			—

Total liabilities	4,485,588	(3,790,388)			(8,022)			687,178
Shareholders’ equity (deficit)
Common stock (Predecessor)	2,511	(2,511)	(j	)	—			—
Common stock (Successor)	—	1	(k	)	—			1
Additional paid-in capital (Predecessor)	815,505	(815,505)	(j	)	—			—
Additional paid-in capital (Successor)	—	1,018,767	(k	)	—			1,018,767

	Predecessor	Reorganization Adjustments			Fresh Start Adjustments			Successor
Accumulated deficit	(1,006,351)	3,374,323	(l	)	(2,367,972)	(r	)	—
Accumulated other comprehensive loss	(57,904)	—			57,904	(s	)	—

Total shareholders’ equity (deficit)	(246,239)	3,575,075			(2,310,068)			1,018,768

Total liabilities and equity	$4,239,349	$(215,313)			$(2,318,090)			$1,705,946

Reorganization Adjustments

(a)	Represents the reorganization adjustment to cash and cash equivalents:

Proceeds from Rights Offering	$200,000
Proceeds from the Revolving Credit Facility, net of issuance costs	167,361
Transfer of cash from restricted cash	300
Payment of professional service fees	(23,261)
Payment of the pre-petition revolving credit facility principal and accrued interest	(550,019)
Deconsolidation of NHUK	(300)
Payment of recurring debt fees	(75)

Change in cash and cash equivalents	$(205,994)

(b)	Represents the reorganization adjustment for the following:

Payment of professional service fees from escrow	$(12,380)
Payment of Paragon litigation settlement form escrow	(7,700)
Transfer of restricted cash to cash	(300)
Adjustment to miscellaneous receivables related to the deconsolidation of NHUK upon emergence	78

Change in prepaid expenses and other current assets	$(20,302)

(c)
Adjustments to other assets relates to capitalization of long-term debt issuance costs related to the Revolving Credit Facility of $11.1 million and the impact of reorganization adjustments on deferred tax assets of $
(0.1
) million.

(d)	Adjustments to accounts payable related to the payment of professional fees $ (15.2) million and the reinstatement of trade payables from liabilities subject to compromise of $8.0 million.
(e)	Adjustment of $21.3 million to other current liabilities related to the reinstatement of liabilities subject to compromise.
(f)	Represents $352.1 million of outstanding borrowings, net of financing costs, under the Second Lien Notes and Revolving Credit Facility.
(g)	Represents the write-off of $(17.3) million deferred income taxes as the result of the Company’s internal restructuring.
(h)	Represents cancellation of $(0.1) million cash-based compensation plans and the reinstatement of $ 4.7 million right-of-use lease liabilities.

(i)	Liabilities subject to compromise settled or reinstated in accordance with the Plan and the resulting gain were determined as follows:

4.900% senior notes due Aug. 2020	$62,535
4.625% senior notes due Mar. 2021	79,937
3.950% senior notes due Mar. 2022	21,213
7.750% senior notes due Jan. 2024	397,025
7.950% senior notes due Apr. 2025	450,000
7.875% senior notes due Feb. 2026	750,000
6.200% senior notes due Aug. 2040	393,597
6.050% senior notes due Mar. 2041	395,000
5.250% senior notes due Mar. 2042	483,619
8.950% senior notes due Apr. 2045	400,000
5.958% revolving credit facility maturing Jan. 2023	545,000
Accrued and unpaid interest	110,300
Protection and indemnity insurance liabilities	25,669
Accounts payable and other payables	8,163
Estimated loss on litigation	15,700
Lease liabilities	6,054

Total consolidated liabilities subject to compromise	4,143,812
Issuance of Successor common stock	(854,909)
Issuance of Successor warrants to certain Predecessor creditors	(141,029)
Payment of the pre-petition revolving credit facility principal and accrued interest	(550,020)
Payment of Paragon litigation settlement from escrow	(7,700)
Reinstatement of Transocean litigation liability	(8,000)
Reinstatement of protection and indemnity insurance liabilities	(11,791)
Reinstatement of trade payables and right-of-use lease liabilities	(14,216)

Gain on settlement of liabilities subject to compromise	$2,556,147

(j)	Represents the cancellation of the Predecessor’s common stock of $(2.5) million and Additional paid-in capital of $(815.5) million.
(k)	Represents the reorganization adjustments to common stock and additional paid in capital:

Par value of 50 million shares of new common stock issued	$1
Capital in excess of par value of 50 million issued and authorized shares of new common stock issued	875,931
Fair value of new warrants issued	142,836

Total Successor equity issued on the Effective Date	$1,018,768

(l)	Represents the reorganization adjustments to accumulated deficit:

Gain on settlement of liabilities subject to compromise	$2,556,147
Professional fees and success fees	(15,017)
Write-off of unrecognized share-based compensation	(4,406)

Reorganization items, net	2,536,724
Cancellation of Predecessor common stock and additional paid-in capital	820,299
Cancellation of Predecessor cash and equity compensation plans	2,183
Issuance of Successor warrants to Predecessor equity holders	(1,807)
Deconsolidation of NHUK	(222)
Recognition of recurring debt fees	(75)
Tax impacts of reorganization	17,221

Net impact to Accumulated Deficit	$3,374,323

Fresh Start Adjustments

(m)	Reflects adjustments to capitalized deferred costs, deferred revenue and pension balances due to the application of fresh start accounting as follows:

	Prepaid expenses and other current assets	Other assets	Other current liabilities	Other liabilities
Deferred contract assets and revenues	$(10,073)	$(2,616)	$(52,616)	$(20,320)
Write-off of certain financing costs	—	(6,238)	—	—
Pension assets and obligations	—	(1,010)	3	(6,085)
Fair value adjustments to other assets	—	(639)	—	—

	$(10,073)	$(10,503)	$(52,613)	$(26,405)

(n)	Reflects the fair value adjustment of $113.4 million to record an intangible asset for favorable contracts with customers.
(o)	Reflects the fair value adjustment of $2.4 billion to property and equipment of the Predecessor. The following table presents a comparison of the historical and new fair values upon emergence:

	Historical Value	Fair Value
Drilling equipment and facilities	$4,355,384	$1,070,931
Construction in progress	231,626	75,159
Other	200,651	9,635
Less: accumulated depreciation	(1,221,033)	—

Property and equipment, at cost	$3,566,628	$1,155,725

(p)	Reflects a fair value adjustment of $41.4 million to the carrying value of the Second Lien Notes due to application of fresh start accounting.
(q)	New deferred tax balances of $29.6 million were established for favorable contracts with customers due to application of fresh start accounting.

(r)
The following table summarizes the cumulative impact of the fresh start adjustments, as discussed above, the elimination of the Predecessor’s accumulated other comprehensive loss, and the adjustments required to eliminate accumulated deficit:

Fair value adjustment to Prepaid and other current assets	$(10,073)
Fair value adjustment to Intangible assets	113,389
Fair value adjustment to Property and equipment, net	(2,410,903)
Fair value adjustment to Other assets	(10,503)
Fair value adjustment to Other current liabilities	52,613
Fair value adjustment to Long-term debt	(41,446)
Fair value adjustment to Deferred income taxes	(9,829)
Fair value adjustment to Other liabilities	26,405
Derecognition of Predecessor Accumulated other comprehensive loss	(57,904)

Total fresh start adjustments included in Reorganization items, net	(2,348,251)
Tax impact of fresh start adjustments	(19,721)

Net change in accumulated deficit	$(2,367,972)

(s)	Reflects $57.9 million for the derecognition of Predecessor Accumulated other comprehensive loss through Reorganization items, net.